UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2016

AMERICAN HOMES 4 RENT
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Members of management of American Homes 4 Rent (the “Company”) will present an overview of the Company during upcoming investor presentations. A copy of the presentation is attached as Exhibit 99.1 and incorporated by reference herein. The foregoing information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.
On September 7, 2016, the Company and American Homes 4 Rent, L.P., the Company’s operating partnership (the “Operating Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Alaska Permanent Fund Corporation, a selling shareholder (the “Selling Shareholder”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the sole underwriter (the “Underwriter”), for the sale by the Selling Shareholder of 43,500,000 shares of the Company’s Class A common shares of beneficial interest, par value $0.01 per share (the “Class A common shares”). The estimated net proceeds to the Selling Shareholder from the sale, after deducting underwriting discounts and commissions, will be approximately $927.2 million. The sale is expected to close on September 13, 2016.
The Company is not offering any Class A common shares in the sale and will not receive any of the proceeds from the sale of its Class A common shares by the Selling Shareholder.
The sale was made pursuant to an automatic shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2014 (File No. 333-197921), a base prospectus, dated August 7, 2014, included as part of the registration statement, and a prospectus supplement, dated September 7, 2016, filed with the SEC pursuant to Rule 424(b) under the Securities Act.
The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

A copy of the Underwriting Agreement is attached to this report as Exhibit 99.2 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of American Homes 4 Rent.
99.2	Underwriting Agreement, dated September 7, 2016, by and among the Company, the Operating Partnership, the Selling Shareholder and the Underwriter.*

* Exhibits and schedules to this agreement have been omitted and will be furnished supplementally upon request of the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016		AMERICAN HOMES 4 RENT

	By:	/s/ Stephanie Heim
Stephanie Heim
Senior Vice President - Counsel